                                                                     Exhibit 1.2

                                 ____________, 1998

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
World Trade Center - Baltimore
401 East Pratt Street
Suite 2800
Baltimore, Maryland  21202

The Chapman Co.
World Trade Center - Baltimore
401 East Pratt Street
Suite 2800
Baltimore, Maryland  21202

      Re:  Agreement to Act as "Qualified Independent Underwriter"

Ladies and Gentlemen:

      You have advised us that Chapman Capital Management Holdings, Inc. (the "Company"), a Maryland corporation, has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (Reg. No. 333-51883), relating to the offering by the Company of up to 1,250,000 shares of the common stock, par value $.001 per share, of the Company (the "Common Stock" or the "Shares").

      The Company intends to engage The Chapman Co. (sometimes referred to herein as the "Underwriter") to sell the Common Stock in an initial public offering on a best-efforts basis (the "Offering"). The Underwriter will not purchase the Shares from the Company but rather will act on an agency basis pursuant to an Underwriting Agreement to be entered into by the Company and the Underwriter (the "Underwriting Agreement").

      We understand that, as a member of the National Association of Securities Dealers, Inc. ("NASD"), the Underwriter may participate in the Offering only if the price at which the Common Stock is to be offered to the public is no higher than the price recommended by a "Qualified Independent Underwriter" (as such term is defined in Rule 2720(b)(15) of the NASD Conduct Rules) and such Qualified Independent Underwriter participates in the preparation of the registration statement and prospectus relating to the Offering and exercises the usual standards of due diligence with respect thereto. This Agreement describes the terms on which Ferris Baker Watts, Incorporated ("FBW") agrees to serve as a

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 2


Qualified Independent Underwriter in connection with the Offering. In connection with the services to be provided by FBW hereunder and based upon the representations and warranties of, and subject to the performance of the covenants by, the Company herein set forth and FBW's satisfaction with the results of its due diligence review, FBW agrees to deliver to the Company and the Underwriter, and file with the NASD, a letter (the "Letter"), substantially in the form of Appendix A hereto, on the date the Registration Statement (as hereinafter defined) is first declared effective by the Commission (the "Effective Date") or, if the Offering is not priced on the Effective Date, on the date of the pricing of the Offering (the "Pricing Date"), and at each subsequent Closing Date (as defined). As a condition to the delivery of the Letter, the Registration Statement and each amendment thereto will include any revisions that in the reasonable judgment of FBW and its legal counsel are required to enable FBW to deliver the Letter.

      As herein used, the term "Registration Statement" means the registration statement on Form SB-2 (including the related prospectuses, financial statements, exhibits, schedules and all other documents filed as parts thereof or incorporated therein) for the registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), in the form declared effective, filed with the Commission and any amendments thereto. The term "Prospectus" means the prospectus, including any preliminary or final prospectus (including the form of prospectus first filed with the Commission pursuant to Rule 424(b) or 430A under the Securities Act after the Registration Statement with respect to such Offering becomes effective or, if no such filing is required, each prospectus in the form included in the Registration Statement with respect to such Offering at the time it is first declared effective), and any amendment or supplement thereto, to be used in connection with the Offering.

      1. NASD Requirement. FBW hereby confirms its agreement to act in connection with the Offering as a "Qualified Independent Underwriter" within the meaning of Rule 2720 of the NASD Conduct Rules and represents that FBW satisfies or will satisfy at the times designated in Rule 2720(b)(15) the requirements set forth therein.

      2. Consent. FBW hereby consents to be named in the Registration Statement and Prospectus with respect to the Offering as having acted as the Qualified Independent Underwriter and to the filing of this Agreement as an exhibit to the Registration Statement. All references to FBW in the Registration

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 3


Statement or Prospectus or in any other filing, report, document, release or other communication prepared, issued or transmitted in connection with the Offering by the Company or the Underwriter or any entity controlling, controlled by or under common control with, or by any of them, shall be subject to FBW's prior consent with respect to location, form and substance. FBW's obligation to act as a Qualified Independent Underwriter hereunder shall terminate if the Company shall breach in any material respect any representation, warranty or covenant hereunder and such breach shall not be cured within ten days of written notice thereof to the Company.

      3. Fees and Expenses. The Company agrees to pay FBW a fee equal to the greater of $100,000 or 30% of the aggregate underwriting discount of 7.0% for each share of Common Stock sold in the Offering (the "Fee") for its services hereunder, which shall be payable on each date on which payment for and delivery of any of the Shares are made (each a "Closing Date"). The Company also agrees to reimburse FBW for all reasonable out-of-pocket expenses, including all reasonable fees and expenses of FBW's counsel (including accrued expenses), incurred by FBW in connection with this Agreement and the Offering. If, for whatever reason, it is determined that the Offering shall not commence or will not be consummated, FBW shall be entitled to be paid in full for the above-mentioned expenses, including fees and expenses of counsel, promptly following such determination, and shall continue to be entitled to any amount payable to FBW under Section 7 hereof.

      4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to FBW that:

           (a) On January 8, 1998, Chapman Capital Management, Inc. ("CCM") became a wholly-owned subsidiary of the Company when: (i) The Chapman Co. caused the Company to be organized; and (ii) The Chapman Co. transferred all of the outstanding equity securities of CCM to the Company in exchange for the issuance of shares of common stock of the Company. The formation of the Company and the subsequent transfer of CCM's equity securities (collectively, the "Formation Transactions") were conducted in accordance with all applicable Federal and state laws and regulations, was duly authorized, approved and adopted by all requisite corporate action of all constituent corporations and under Section 1032(a) of the Code, the Company did not recognize gain or loss as a result of the Formation Transactions.

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 4


           (b) On February 26, 1998, The Chapman Co. and its sole stockholder, Chapman Holdings, Inc. ("CHI"), effected a spin-off transaction pursuant to which all of the outstanding equity securities of the Company were distributed by The Chapman Co. to CHI and, immediately following such distribution, all of such securities were distributed by CHI to its then existing stockholders (the "Spin-offs"). The Spin-offs were conducted in accordance with all applicable Federal and state laws and regulations, and were duly authorized, approved and adopted by all requisite corporate action of all constituent corporations.

           (c) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company and CCM, have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or CCM convertible into or exchangeable for any capital stock of the Company or CCM,
(ii) warrants, rights or options to subscribe for or purchase from the Company or CCM any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or CCM to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

           (d) the Company's only subsidiary is CCM and the Company and CCM each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and the Prospectus;

           (e) the Company and CCM are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 5


assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole; except as disclosed in the Prospectus, CCM is not prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to CCM's capital stock or from paying the Company any loans or advances to CCM from the Company or from transferring CCM's property or assets to the Company;

           (f) the Company and CCM are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Investment Advisers Act of 1940, as amended, and the regulations promulgated thereunder (collectively, the "Securities Laws"), orders, decrees and judgments, including those relating to transactions with affiliates, except where, individually or in the aggregate, the failure to be in compliance in a material respect therewith would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole;

           (g) neither the Company nor CCM is in breach of, or in default under, nor has any event occurred which with giving of notice, lapse of time, or both would constitute a breach of, or default under, its respective articles of incorporation or charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or CCM is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole, and the execution, delivery and performance of this Agreement and the Underwriting Agreement, and consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or CCM, or conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of, or default under, (i) any provision of the articles of incorporation or charter or by-laws of the Company or CCM, or
(ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 6


agreement or instrument to which the Company or CCM is a party or by which either of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or CCM, except in the case of this clause (iii) for such breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole;

           (h) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of
Section 7 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

           (i) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Underwriting Agreement, the consummation of the transactions contemplated hereby and thereby, or the sale and delivery of the Shares by the Company as contemplated hereby other than (i) such as have been obtained, or will have been obtained at each Closing Date under the Securities Act, (ii) such approvals as have been obtained or will have been obtained by the Initial Closing Date in connection with the approval of the quotation of the Shares on the Nasdaq SmallCap Market (the "SmallCap Market") and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered through the Underwriter;

           (j) each of the Company and CCM has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local and foreign law, regulation and rule, including, without limitation, the Securities Laws, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 7

approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole; neither the Company nor CCM is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval applicable to the Company or CCM, the effect of which, individually or in the aggregate, could be material and adverse to the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

           (k) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with;

           (l) the Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the regulations promulgated thereunder (the "Securities Act Regulations"); the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at each Closing Date contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 8


with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning FBW and furnished in writing by or on behalf of FBW to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in Section 7(e) hereof);

           (m) the Preliminary Prospectus was and the Prospectus delivered to the Underwriter for use in connection with the Offering will be identical in all material respects to the versions of the Preliminary Prospectus and the Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

           (n) all legal or governmental proceedings, contracts or documents of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been so filed, summarized or described as required and any such summaries or descriptions present fairly the information required to be shown;

           (o) there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or CCM or any of their respective officers or directors or to which the properties, assets or rights of either entity are subject, at law or in equity, before or by any federal, state, local or foreign court, governmental or regulatory commission, board, body, authority, arbitration panel or agency which, individually or in the aggregate, could result in a judgment, decree, award or order having a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole;

           (p) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and CCM as of the dates indicated and the consolidated results of operations and changes in stockholders' equity and cash flows of the Company and CCM for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 9

the captions "Prospectus Summary -- Summary Financial Data," "Capitalization," "Dilution" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus;

           (q) Arthur Andersen LLP, whose reports on the consolidated financial statements of the Company and CCM are filed with the Commission as part of the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

           (r) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been (i) any material adverse change, in the assets, liabilities, capital, operations, business or condition (financial or otherwise), present or prospective, of the Company and CCM taken as a whole, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company and CCM taken as a whole, contemplated or entered into by the Company or CCM, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or CCM, which is material to the Company and CCM taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made by the Company or CCM on any class of capital stock;

           (s) the Company is not, and upon the sale of the Shares as herein contemplated will not be, an investment company which is required to register under the Investment Company Act;

           (t) the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

           (u) except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

           (v) the Shares have been duly authorized and, when the Shares have been issued and duly delivered against payment therefor as

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 10

contemplated by the Underwriting Agreement and the Prospectus, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement to which the Company or CCM is a party, or otherwise;

           (w) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

           (x) any certificate signed by any officer of the Company or CCM delivered to FBW or to counsel for FBW pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each of FBW and its counsel as to the matters covered thereby;

           (y) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company, and with the requirements of the SmallCap Market;

           (z) in connection with the Offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act;

           (aa) except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated; and

           (bb) The Company, CCM and their predecessors have filed all necessary federal, state and foreign income and franchise tax returns that they were required to file and have paid all taxes shown as due thereon (including, but not limited to, all penalties, interest and other additions thereto), except for failures to file or pay which would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business, prospects or

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 11

condition (financial or otherwise) of the Company and CCM taken as a whole. All such tax returns were correct and complete in all material respects. All tax liabilities are adequately provided for on the books of the Company and CCM, except to such extent as would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole. The Company, CCM and their predecessors have made all necessary payroll and employment tax payments and are current and up-to-date with respect to such tax payments as of the date of this Agreement, except where failure to make any such payment would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole. The Company and CCM have no knowledge of any tax proceedings or other action pending or threatened against the Company or CCM which, individually or in the aggregate, could have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole.

      5. Certain Covenants of the Company. The Company hereby covenants and agrees with FBW that:

           (a) The Company will furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Underwriter may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except for service of process with respect to the offering and sale of the Shares).

           (b) The Company will prepare immediately an amended Prospectus in a form approved by FBW and the Underwriter and file or transmit for filing such Prospectus with the Commission in accordance with Rule 430A and to furnish promptly to the Underwriter as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriter may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriter will be

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 12

identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

           (c) The Company will advise FBW promptly, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will make every reasonable effort to obtain the lifting or removal of such order as soon as possible. The Company will advise FBW promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will file no such amendment or supplement to which FBW has reasonably objected in writing.

           (d) The Company will advise FBW promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, the Company will prepare and furnish, at the Company's expense, to FBW promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to FBW a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

           (e) The Company will furnish promptly to FBW a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as FBW may reasonably request.

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 13


           (f) The Company will furnish to FBW, not less than one business day before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (d) above, a copy of any document proposed to be filed with the Commission pursuant to
Section 13, 14, or 15(d) of the Exchange Act.

           (g) The Company will apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

           (h) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement.

           (i) The Company will use its best efforts to effect and maintain the quotation of the Shares on the SmallCap Market and to file with the SmallCap Market all documents and notices required of companies that have securities included for quotation on the SmallCap Market.

           (j) At no time prior to the completion of the Offering will the Company issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or CCM, on the financial condition, results of operations, business, properties, assets or liabilities of the Company or CCM, or the Offering of the Shares, without the prior written consent of FBW.

      6.   Conditions of FBW's Obligations:

      The obligations of FBW hereunder are subject to the accuracy of the representations and warranties on the part of the Company in all material respects on the date hereof and on each Closing Date, the performance by the Company of its obligations hereunder in all material respects and to the following further conditions:

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 14


           (a) The Company shall furnish to FBW on the date hereof and on each Closing Date an opinion of Venable, Baetjer and Howard, LLP, counsel for the Company, addressed to FBW and dated as of each such Closing Date, and in a form reasonably satisfactory to Whiteford, Taylor & Preston L.L.P., counsel for FBW, stating that:

                (i) the Reorganization was duly authorized, approved and adopted by all requisite corporate action of all constituent corporations.

                (ii) the Spin-off was duly authorized, approved and adopted by all requisite corporate action of all constituent corporations.

                (iii) the Company has an authorized capitalization as set
            forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company and CCM have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Prospectus, to such counsel's knowledge, there are no outstanding (A) securities or obligations of the Company or CCM convertible into or exchangeable for any capital stock of the Company or CCM, (B) warrants, rights or options to subscribe for or purchase from the Company or CCM any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or CCM to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

                (iv) the Company and CCM each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement and the Underwriting Agreement;

                (v) the execution, delivery and performance of this Agreement and the Underwriting Agreement by the Company and

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 15

            the consummation by the Company of the transactions contemplated under this Agreement or the Underwriting Agreement, as the case may be, do not and will not (A) conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of or default under, (I) any provisions of the articles of incorporation, charter or by-laws of the Company or CCM, (II) to the best of such counsel's knowledge, any provision of any material license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or CCM is a party or by which either of them or their respective properties may be bound or affected, or (III) to the best of such counsel's knowledge, any law or regulation, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or CCM, except in the case of clause (II) for such conflicts, breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole; or (B) to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or CCM;

                (vi) to such counsel's knowledge, no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Underwriting Agreement, the consummation of the transactions contemplated hereby and thereby, the sale and delivery of the Shares by the Company as contemplated hereby other than such as have been obtained or made under the Securities Act, and except that such counsel need express no opinion as to any necessary qualification under the rules of the NASD or the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter;

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 16


                (vii) the Company is not, and upon the sale of the Shares as herein contemplated will not be, an investment company required to be registered under the Investment Company Act;

                (viii) the Shares have been duly authorized and, when the Shares have been issued and duly delivered against payment therefor as contemplated by the Underwriting Agreement, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever;

                (ix) the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or CCM is a party or, to the best of such counsel's knowledge, otherwise;

                 (x) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the SmallCap Market;

                 (xi) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

                 (xii) as of the Effective Date, the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained in such Registration Statement or Prospectus, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 17


                 (xiii) the statements under the captions "Capitalization," "Risk Factors -- Regulatory Risks," "Business -- Government Regulation," "Certain Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale," in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects; and

                 (xiv) except as set forth in the Prospectus, to the best of such counsel's knowledge, there are no material legal or governmental proceedings pending or threatened against, or involving the properties of the Company or CCM required to be disclosed in the Prospectus; provided that for this purpose such counsel need not regard any litigation or governmental proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the Company or CCM, or to their management, a present intention to initiate such proceedings.

                 (xv) to such counsel's knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or to be described or summarized in the Prospectus which have not been so filed, summarized or described.

            In addition, such counsel shall state that they have participated in the preparation of the Prospectus and the Registration Statement and in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and with FBW at which the contents of the Prospectus and the Registration
Statement and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and the Registration Statement and have not made any independent investigation or verification thereof, nothing has come to their attention during the course of such participation that leads them to believe that at the time the Registration Statement became effective, the Prospectus and the Registration Statement (other than the financial statements and schedules and other financial and statistical data and information included therein or omitted therefrom, as to

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 18

which they need express no opinion) contained or contains an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (b) The Company shall also furnish to FBW on the date hereof and on each Closing Date a letter from of Venable, Baetjer and Howard, LLP, counsel for the Company, addressed to FBW and dated as of each such Closing Date, and in a form reasonably satisfactory to Whiteford, Taylor & Preston L.L.P., counsel for FBW, providing that FBW may continue to rely on the portions of the opinion of Venable, Baetjer and Howard, LLP, dated
February 23, 1998 discussing certain federal income tax consequences of the Formation Transactions to the Company and CCM.

           (c) FBW shall have received, on each of the date hereof and each Closing Date, a letter dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to FBW, from Arthur Andersen LLP, independent public accountants, confirming that they are independent public accountants within the meaning of the Securities Act and the Securities Act Regulations and stating that in their opinion the financial statements examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; and containing the information and statements of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

           (d) No amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which FBW has objected in writing.

           (e) Prior to the completion of the Offering (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued by the Commission, (ii) no suspension of the qualification of the Shares for offering or sale in any jurisdiction shall have occurred, and no proceeding for such suspension shall have been initiated or threatened; and (iii) the Registration Statement and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact, individually or in the aggregate, required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 19


           (f) Between the time of execution of this Agreement and each Closing Date (i) no material and unfavorable change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company and CCM taken as a whole shall have occurred or become known (whether or not arising in the ordinary course of business), and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or CCM
 .
           (g) On the Effective Date, the Underwriting Agreement shall have been entered into and delivered by all required parties.

           (h) On each Closing Date, all filings required to have been made pursuant to Rules 424 or 430A under the Securities Act have been made.

           (i) On the Initial Closing Date, the Shares shall have been approved for listing upon notice of issuance on the SmallCap Market.

           (j) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

           (k) FBW shall have received a letter from Nathan A. Chapman, Jr., in form and substance satisfactory to FBW, confirming his agreement that until February 25, 1999 he will not sell any shares of Common Stock, or any securities convertible into or exchangeable for any shares of Common Stock, or any option, warrant or other right to acquire any shares of Common Stock, or publicly announce any intention to do any of the foregoing, without the prior written consent of FBW, which consent may be withheld in their sole discretion.

           (l) The Company shall, on the date hereof and at each Closing Date, deliver to FBW a certificate of its president and its chief financial officer to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraphs (d) through (i) inclusive of this Section 6 have been met and are true and correct as of such date.

           (m) The Company shall have furnished to FBW such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations,

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 20

warranties and statements of the Company contained herein, and the performance by the Company of the covenants contained herein, and the fulfillment of any conditions contained herein or therein, as of each Closing Date as FBW may reasonably request.

           (n) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before each Closing Date.

      7.   Indemnification and Contribution.

           (a) The Company agrees to indemnify and hold harmless FBW and its directors, officers and each person, if any, who controls FBW within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the ''Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments and any amount paid in settlement of, any action, suit or proceeding commenced or any claim asserted), to which FBW may become subject under the 1933 Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, related to, based upon or arising out of (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus (unless corrected in the Prospectus), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any breach or alleged breach by the Company of its representations, warranties and agreements contained in this Agreement or (iii) FBW's performance of its duties under this Agreement; provided, however, that the Company will have no obligation under this Section 7(a) to the extent that any such loss, claim, damage, liability or action pursuant to clause (iii) above shall have been determined in a final judgment of a court of competent jurisdiction to have been due to the willful misconduct or gross negligence of FBW.

      FBW agrees to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the Exchange Act

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 21


to the same extent as the foregoing indemnity from the Company to FBW, but only with respect to (i) any breach or alleged breach by FBW of its representations, warranties and agreements contained in this Agreement or (ii) information relating to FBW furnished in writing by FBW expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus; provided, however, that the foregoing indemnity by FBW shall not apply to any untrue statement or omission contained in any preliminary prospectus which is not contained in the Prospectus.

           (b) In case any action shall be commenced involving any person in respect of which indemnity may be sought under this Section 7, such person shall promptly notify each indemnifying party in writing and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and the payment of all fees and expenses of such counsel, as incurred. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel by such indemnified party shall have been specifically authorized in writing by the indemnifying parties, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by FBW, in the case of parties indemnified pursuant to the first paragraph of Section 7(a), and by the Company, in the case of the parties indemnified pursuant to the second paragraph of Section 7(a). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i)

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 22


effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expense of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

           (c) To the extent the indemnification provided for in Section 7(a) is unavailable to, or insufficient to hold harmless any indemnified party under Section 7(a), in respect of any loss, claim, damage, liability or judgment referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and FBW, on the other, from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or if the indemnified party failed to give the notice required under Section 7(b), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and FBW, on the other, in connection with FBW's activities under this Agreement or the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and FBW, on the other, shall be deemed to be in the same proportion as the total net proceeds from the Offering (after deducting expenses) bear to the total fee paid to FBW pursuant to Section 3. The relative fault of the Company, on the one hand, and of FBW, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 23

to state a material fact relates to information supplied by the Company or by FBW, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and FBW agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, FBW shall not be required to contribute any amount in excess of the amount by which the fee paid to FBW pursuant to Section 3 exceeds the amount of any damages FBW has otherwise been required to pay by reason of such activities under this Agreement or such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (d) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (e) The statements with respect to FBW in the fourth paragraph under the caption "Plan of Distribution" in the Prospectus constitute the only information furnished to the Company in writing on behalf of FBW expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any preliminary prospectus.

      (f)  The indemnity and contribution agreements contained in this
Section 7, and the covenants, representations and warranties of the Company in this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by FBW or on its behalf or by or on behalf of any person who controls FBW or (ii) any termination of this Agreement or the Offering.

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 24



      8. Successors and Assigns. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

      9. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented unless the Company, the Underwriter and FBW consent in writing to such amendment, modification or supplement.

      10. Notice. Whenever notice is required to be given pursuant to this Agreement, such notice shall be in writing and shall be delivered by hand or by commercial messenger service or mailed by first class mail, postage prepaid, addressed (a) if to FBW, at 100 Light Street, Baltimore, Maryland 21202,
Attention: Steven L. Shea, (b) if to the Company or the Underwriter, at the address on the first page of this Agreement, Attention: Nathan A. Chapman, Jr., or such other address as to which any party shall notify the other parties hereto in writing.

      11. Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of Maryland applicable to agreements made and to be performed wholly within such jurisdiction. The Company and FBW irrevocably consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it in the manner provided for in Section 9 hereof.

      12. Counterparts. This Agreement may be signed in two or more counterparts with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

      13. Termination. This Agreement will terminate on the Termination Date, except that the provisions of Section 7 hereof, shall survive the termination of this Agreement.

      14. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof and thereof.

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 25


                               SIGNATURES ON NEXT PAGE

Chapman Capital Management Holdings, Inc.
Chapman Capital Management, Inc.
The Chapman Co.
________ 1998
Page 26



     If the above terms are in accordance with your understanding of our agreement, please sign the enclosed copy of this Agreement and return such copy to us.

                                Very truly yours,

                                FERRIS BAKER WATTS, INCORPORATED


                                By:
                                   --------------------------------


CONFIRMED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:

CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.


By:
   ---------------------------
     Name:  Nathan A. Chapman, Jr.
     Title: President

CHAPMAN CAPITAL MANAGEMENT, INC.


By:
   ---------------------------
     Name:  Nathan A. Chapman, Jr.
     Title: President


THE CHAPMAN CO.


By:
   ---------------------------
     Name:  Nathan A. Chapman, Jr.
     Title: President

                                                            Appendix A
                                                            to Exhibit 1.2

                                  _______________, 1998

Chapman Capital Management Holdings, Inc.
World Trade Center - Baltimore
401 East Pratt Street
Suite 2800
Baltimore, Maryland  21202

The Chapman Co.
World Trade Center - Baltimore
401 East Pratt Street
Suite 2800
Baltimore, Maryland  21202

          Re:  Qualified Independent Underwriter

Ladies and Gentlemen:

     You have advised us that Chapman Capital Management Holdings, Inc.
(the "Company"), a Maryland corporation, has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (Registration No. 333-______), relating to the offering by the Company of up to 1,250,000 common stock, par value $.001 per share, of the Company (the "Common Stock" or the "Shares"). It is anticipated that The Chapman Co. (the "Underwriter") will act as an Underwriter of the Company in the sale of the Shares to the public on a best efforts, minimum/maximum basis.

     We understand that, as a member of the National Association of Securities Dealers, Inc. (the "NASD"), the Underwriter may participate in the Offering only if the price of each Share offered to the public is no higher than the price recommended by a "Qualified Independent Underwriter." Pursuant to a letter agreement, dated ______, 1998, among the Company, the Underwriter and us (the "QIU Agreement"), we have been retained as a "Qualified Independent Underwriter" (as such term is defined in Rule 2720(b)(15) of the NASD Conduct Rules) to recommend to you the maximum price for the Shares to be sold to the public.

     We have participated in the preparation of the Registration Statement and the Prospectus (as such terms are defined in the QIU Agreement) with respect to the Offering, and have exercised the usual standards of due diligence with respect thereto. Assuming that the Offering is commenced on _______, 1998, and further assuming compliance by the Corporation and the

                                                            Appendix A
                                                            Page 2


Chapman Capital Management Holdings, Inc.
The Chapman Co.
_______________, 1998
Page 2


Underwriter with their representations, warranties and covenants in Sections 4 and 5 of the QIU Agreement, we recommend that the price of the Shares be no higher than $______.

                              Very truly yours,

                              FERRIS BAKER WATTS INCORPORATED



                                     By:
                                        -------------------------------------
                                        Steven L. Shea
                                        Senior Vice President

AGREED TO AND ACCEPTED:

THE CHAPMAN CO.


By:
   --------------------------------
   Name:   Nathan A. Chapman, Jr.
   Title:  President

CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.


By:
   --------------------------------
   Name:   Nathan A. Chapman, Jr.
   Title:  President